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                                                                    Exhibit 10.8

                          ALPHA NATURAL RESOURCES, INC.

                              STOCKHOLDER AGREEMENT

      This Stockholder Agreement (this "Agreement") is made and entered into effective as of ___________, 2005 (the "Effective Date") by and among (i) Alpha Natural Resources, Inc., a Delaware corporation (the "Company"), (ii) ANR Fund IX Holdings, L.P., a Delaware limited partnership, and First Reserve Fund IX, L.P., a Delaware limited partnership (the "FRC Parties"), (iii) Vollow Resources LLC, a West Virginia limited liability company, Redbank, Inc., a West Virginia corporation, REI, Inc., a West Virginia corporation, Still Run Coal Company, Inc., a West Virginia corporation, Creekside Energy Development Company, a West Virginia corporation ("Creekside"), Newhall Pocahontas Energy, Inc., a West Virginia corporation, SCM, Inc., a West Virginia corporation, Tanoma Energy, Inc., a Pennsylvania corporation, Madison Mining Company, LLC, a Pennsylvania limited liability company, Laurel Energy, L.P., a Pennsylvania limited partnership, Laurel Resources, L.P., a Pennsylvania limited partnership, I-22 Processing, Inc., a Pennsylvania corporation, Dunamis Resources, Inc., a Pennsylvania corporation, Beta Resources, LLC, a Colorado limited liability company, and RRD, Inc., a West Virginia corporation, (collectively, the "AMCI Parties"), (iv) Madison Capital Funding LLC, a Delaware limited liability company ("Madison") and (v) the employees of the Company or its subsidiaries set forth on the signature page to this Agreement (the "Employee Stockholders"). Together, the FRC Parties, the AMCI Parties, and Madison are collectively referred to as the "Investors." The Employee Stockholders and the Investors are collectively referred to in this Agreement as the "Stockholders."

                                 R E C I T A L S

      A. As of the Effective Date, the Stockholders own all of the issued and outstanding shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock").

      B. The Stockholders wish to set forth certain understandings with respect to their holdings of Common Stock.

      C. The outstanding capital stock of the Company as of the Effective Date is set forth on and the number of shares held by each Stockholder Exhibit A. A true and correct copy of the Company's Certificate of Incorporation and Bylaws, each as amended through the Effective Date, are attached as Exhibits B and C, respectively.

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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1. ELECTION OF DIRECTORS AND RESTRICTED ACTIONS.

      1.1 Election of Directors.

            (a) Board Composition. The Stockholders, and the Company to the fullest extent permitted by law, agree to take all necessary action, including the voting or shares or the taking of action by written consent, to implement the following composition of the Board of Directors of the Company (the "Board"). The Board shall be comprised initially of seven individuals who shall be natural persons. One such individual shall be the Company's Chief Executive Officer, who shall initially be Michael J, Quillen. The FRC Parties shall be entitled to nominate two individuals to serve on the Board, who shall initially be William E. Macaulay and Alex T. Krueger. The AMCI Parties shall be entitled to nominate two individuals to serve on the Board, who shall initially be Fritz
R. Kundrun and Hans J. Mende. Two individuals, who shall be "independent" as such term is defined in Section 303A of the NYSE Listed Company Manual, and reasonably acceptable to the FRC Parties and the AMCI Parties, shall be appointed to the Board, who shall initially be E. Linn Draper, Jr. and John W. Fox, Jr. The FRC Parties, on the one hand, and the AMCI Parties, on the other hand, shall, when acting in this capacity, each be referred to as a "Board Group." The Board may adjust from time to time by resolution the number of directors comprising the Board.

            (b) Qualifying Board Group. At such time as either the FRC Parties and their Affiliates (as defined below), on the one hand, or the AMCI Parties and their Affiliates, on the other hand, no longer own at least 5% of the outstanding shares of Common Stock, such Board Group shall no longer be entitled to designate individuals to serve on the Board, and such Board Group shall use its best efforts to cause its designated directors to resign or to be removed from the Board. For purposes of this Agreement, an "Affiliate" is any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person. As used in this definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, and the term "Person" means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate or other entity or organization.

            (c) Reduction of Board. To the extent that either Board Group loses the right to designate Directors pursuant to the provisions of Section 1.1(b), the Board will take such action so as to reduce the size of the Board.

            (d) Expanded Board. As promptly as practicable after an Initial Public Offering (as defined below) or as otherwise required by applicable federal and state securities laws, the Board shall be expanded to include such additional "independent" directors as may be required by the rules of any exchange on which the shares of the Company's capital stock are traded. Such independent directors shall be selected by the Board and shall be reasonably acceptable to both the FRC Parties' Board Group (so long as such Board Group is entitled to designate individuals to serve on the Board pursuant to Section 1.1(b) above (a "Qualifying Board Group")) and the AMCI Parties' Board Group (so long as it is a Qualifying Board Group). An "Initial Public Offering" means the Company's first underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as

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amended, other than pursuant to a registration statement on Form S-4 or Form
S-8 or other limited purpose form.

            (e) Chairman. A Chairman of the Board (the "Chairman") may, from time to time, be appointed by the Directors from among themselves. The Chairman of the initial Board shall be Hans J. Mende. The Chairman, if appointed, will preside over meetings of the Board.

            (f) Voting. Each Director, including the Chairman, shall have a single vote. Any vote, consent or other action of the Board may be undertaken with the unanimous written consent (in lieu of meeting) of the Directors, in each case who have been appointed and who are then in office.

            (g) Removal and Replacement. Each Board Group shall be entitled at any time (with or without cause) to cause any or all of the Directors designated by such Board Group pursuant to Section 1.1(a) to be removed from the Board. Except as otherwise provided by applicable law, a Director may be removed only by a Board Group that designated such Director to the Board. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Director, or, if prior to his or her appointment to the Board, any Director-designee of a Board Group indicates that he or she is unwilling or unable to serve as a Director, then (i) the Board Group that had appointed such Director (or designee) shall cause the vacancy created thereby to be filled by an appropriate individual as soon as reasonably practicable and (ii) the Board shall not take any material action over the objection of such Board Group with a pending vacancy on the Board without such Board Group's consent until a replacement Director has been appointed by the appropriate Board Group pursuant to clause (i) of this sentence and elected to the Board.

            (h) Board Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including but not limited to an audit committee, a compensation committee, and a nominating and governance committee, each such committee to consist of one or more of the directors of the Company. As long each Board Group constitutes a Qualifying Board Group and except as may be required by applicable Law or any exchange or over the counter market on which the securities of the Company are listed or quoted, as the case may be, each Board Group shall have representation on all committees of the Board that is as nearly proportionate to such Board Group's representation on the Board as possible.

      1.2 VCOC. In the event that the Company ceases to qualify as an "operating company" (as defined in the first sentence of 29 C.F.R. Section 2510.3-101(c)), then the Company and each Stockholder will cooperate in good faith to take all reasonable action necessary to provide that the investment (or at least 51% of the investment valued at cost) of each Stockholder that qualifies as a "venture capital operating company" (as defined in 29 C.F.R. Section 2510.3-101(d)) (a "VCOC Stockholder") shall continue to qualify as a "venture capital investment" (as defined in 29 C.F.R. Section 2510.3-101(d)).

      1.3 Stockholder Action. For as long as either the FRC Parties' Board Group or the AMCI Parties' Board Group constitutes a Qualifying Board Group, then except as required by law, the AMCI Parties shall be obligated to vote all of the Common Stock held by such Persons

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in favor of any individual designated to serve as Director pursuant to Section
1.1(a). For so long as the AMCI Parties' Board Group constitutes a Qualifying Board Group, then except as required by law, the FRC Parties shall be obligated to vote all of the Common Stock held by such Person in favor of any individual designated to serve as Director pursuant to Section 1.1(a).

2. REGISTRATION RIGHTS.

      2.1 Definitions. For purposes of this Section 2:

            (a) Demand Right Holder. The term "Demand Right Holder" means the FRC Parties as a group and the AMCI Parties as a group; provided that a Demand Right Holder shall cease to be a Demand Right Holder at such time as it holds in the aggregate less than 10% of the Registrable Securities Then Outstanding.

            (b) Holder. The term "Holder" means any Stockholder owning of record Registrable Securities or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.

            (c) Majority Holder(s). The term "Majority Holder(s)" means Holders holding a majority of Registrable Securities held by all Holders requesting inclusion in a registration.

            (d) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

            (e) Registrable Securities. The term "Registrable Securities" means all shares of Common Stock now owned or hereinafter acquired by a Stockholder and any equity of the Company or other entity acquired in exchange for shares of Common Stock. Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a Person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement and any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

            (f) Registrable Securities Then Outstanding. The "Registrable Securities Then Outstanding" shall mean the shares of Common Stock that are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to an exercise or conversion of securities exercisable for, or convertible into, Common Stock.

            (g) SEC. The term "SEC" means the U.S. Securities and Exchange Commission.

      2.2 Demand Registration.

            (a) Request by Demand Right Holder. If the Company has previously effected the registration of a class of its equity securities under the Securities Act and shall receive a written request (a "Demand Notice") from a Demand Right Holder that the Company

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file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2(a), then the Company shall, within ten (10) business days of the receipt of a Demand Notice, give written notice of such request (the "Request Notice") to all Holders and, in addition to complying with its obligations under Section 2.3, shall use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Demand Right Holder requests to be registered in the Demand Notice, subject only to the limitations of this Section
2.2 and the rights of other Holders pursuant to Section 2.3; provided that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to (i) this Section 2.2(a) or (ii) Section 2.3 in which the Demand Right Holder participated, other than a registration from which all or a portion of the Registrable Securities of the Demand Right Holder were excluded pursuant to the provisions of Section 2.3(b).

            (b) Underwriting. If a Demand Right Holder intends to distribute the Registrable Securities covered by its request by means of an underwritten offering, then it shall so advise the Company as a part of the Demand Notice, and the Company shall include such information in the Request Notice. In such event, the right of any Holder to include his, her or its Registrable Securities in such registration pursuant to the rights set forth in Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting as provided in this Agreement (unless otherwise mutually agreed by such Holder and the Majority Holder(s)). The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Majority Holder(s). All Holders, whether or not they are participating in such offering, and the Company agree not to effect any sale, transfer, assignment, pledge or conveyance of (including, without limitation, taking any short position in) Registrable Securities (or any securities of the Company exchangeable or convertible into Registrable Securities) during the 180-day period beginning on the effective date of a registration statement filed by the Company pursuant to this Section 2.2, except as part of that Registration, (or for such (i) shorter period as the sole or lead managing underwriter shall request or (ii) longer period as the sole underwriter or lead managing underwriter(s) may request in connection with New York Stock Exchange ("NYSE") or National Association of Securities Dealers, Inc. ("NASD") rules restricting the timing of the underwriters publishing or distributing research reports on the Company) (the "Lock-up Period"); provided, however, that, with respect to offerings other than the Company's Initial Public Offering, Holders who beneficially own less than 1% of the Registrable Securities Then Outstanding shall not be subject to the Lock-up Period unless so required by the managing underwriter and, in such case, the Lock-up Period shall be reduced to a 90-day period beginning on the effective date of such registration statement (or such longer period as the sole underwriter or lead managing underwriter(s) may request in connection with the requirements of applicable NYSE or NASD rules). Each Holder agrees to enter into customary lock-up agreements with an underwriter consistent with the terms of the preceding sentence. Notwithstanding any other provision of this Section 2.2 or
Section 2.3, if the managing underwriter(s) determine in good faith that marketing factors require a limitation of the number of securities to be underwritten, the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the managing underwriter(s) may exclude shares of the Registrable Securities as necessary from

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the registration and the underwriting, with the number of shares to be included in the registration and the underwriting allocated in the following manner: first, to the Investors requesting inclusion of their Registrable Securities in such registration statement (whether pursuant to Sections 2.2(a), 2.2(b) or 2.3), on a pro rata basis, based on the total number of Registrable Securities then held by each such Investor; second, to the Company; and third, to each of the Employee Stockholders requesting inclusion of Registrable Securities in such registration statement pursuant to Section 2.3, on a pro rata basis, based on the total number of Registrable Securities then held by each such Employee Stockholder. No other Registrable Securities may be included (other than by the Company or by the Holders pursuant to Section 2.3) without the consent of the Majority Holder(s). If, as a result of any reduction or limitation at the request of an underwriter, a registration effected pursuant to this Section 2.2 does not include at least 80% of the Registrable Securities that the Holders requested to be registered in the Demand Notice, such registration shall not constitute a demand for purposes of Section 2.2(d). For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons, and for any Holder that is a corporation, the Holder and all corporations that are Affiliates of such Holder, shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such "Holder," as defined in this sentence.

            (c) Shelf Registration. If the Company is eligible to register the resale of Registrable Securities by Holders on Form S-3, then any registration under Section 2.2(a) shall, if requested in the Demand Notice, be effected on Form S-3 pursuant to Rule 415 under the Act (or its successor) on a continuous basis for the period requested (a "Shelf Registration"). In the event of such a Shelf Registration, the Company shall be entitled to require that a Holder or Holders refrain from effecting any public sales or distributions of Registrable Securities pursuant to a registration statement, if the Board reasonably determines that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the Board reasonably determines to be material to the Company. The Board shall, as promptly as practicable, give the Holders written notice of any such development. In the event of a request by the Board that Holders refrain from effecting any public sales or distributions of Registrable Securities, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of Registrable Securities as soon as reasonably practicable after the Board shall reasonably determine public sales or distributions by Holders shall not interfere with such transaction, provided, that in no event shall any requirement that Holders refrain from effecting public sales or distributions of Registrable Securities extend for more than 90 days in any twelve month period.

            (d) Maximum Number of Demand Registrations. The Company shall be obligated to effect only two (2) such registrations pursuant to Section 2.2(a) on behalf of each Demand Right Holder, both of which may be a Shelf Registration; provided that each of such registrations shall involve the offer and sale of Registrable Securities in an amount estimated by the Demand Right Holder in good faith to result in net proceeds to such Demand Right Holder of not less than $75,000,000. A Registration shall be effected for purposes of this
Section 2.2(d) when and if a registration statement is declared effective by the SEC and the distribution of

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securities thereunder has been completed without the occurrence of any stop order or proceeding relating thereto suspending the effectiveness of the Registration.

            (e) Deferral. Notwithstanding the foregoing, if the Company shall furnish to the requesting Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holders pursuant to Section 2.2(a) or 2.2(b), as the case may be; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

            (f) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2.2, including without limitation all federal and "blue sky" registration, filing and qualification fees, printer's and accounting fees, fees and disbursements of counsel for the Company, and fees and expenses of one counsel for the Holders (selected by the Majority Holder(s)) shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of Registrable Securities sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering by the Holders. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this
Section 2.2 if the registration request is subsequently withdrawn at the request of the Majority Holder(s), unless the Majority Holder(s) agrees that such registration constitutes the use by it of one (1) demand registration pursuant to this Section 2.2(a) or Section 2.2(b), respectively; provided, however, that if at the time of such withdrawal, such Majority Holder(s) has learned of a material adverse change in the condition, business, or prospects of the Company not known to such Majority Holder(s) at the time of its request for such registration and has withdrawn its request for registration with reasonable promptness after learning of such material adverse change, then the Company shall be required to pay all such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 2.2.

      2.3 Piggyback Registrations.

            (a) The Company shall promptly notify all Holders in writing (a "Piggyback Notice") prior to filing any registration statement under the Securities Act for purposes of effecting an offering of securities of the Company (including, but not limited to, registration statements relating to the initial or secondary public offerings of securities of the Company, whether pursuant to Section 2.2 or otherwise, but excluding registration statements relating to any employee benefit plan or a corporate reorganization) and subject to Section 2.3(b), the Company will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within ten (10) days after receipt of the Piggyback Notice so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any such registration statement, such Holder shall

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nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth in this Agreement.

            (b) Underwriting. If a registration statement referred to in the Piggyback Notice is for an underwritten offering, then the Company shall so advise the Holders. In such event, the right of any such Holder to include Registrable Securities in such a Registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting as provided in this Agreement. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting. With respect to the Company's Initial Public Offering or any other offering in which the Company, the AMCI Parties, and/or the FRC Parties are selling securities pursuant to a registration statement requiring notice to Holders of Registrable Securities under this Section 2.3, all Holders, whether or not they are participating in such offering, hereby agree not to effect any sale, transfer, assignment, pledge or conveyance of (including, without limitation, taking any short position in) Registrable Securities (or any securities of the Company exchangeable or convertible into Registrable Securities) during the Lock-up Period beginning on the effective date of such registration statement filed by the Company, except as part of that registration; provided, however, that, with respect to offerings other than the Company's Initial Public Offering, Holders who beneficially own less than 1% of the Registrable Securities Then Outstanding shall not be subject to the Lock-up Period unless so required by the managing underwriter and, in such case, the Lock-up Period shall be reduced to a 90-day period beginning on the effective date of such registration statement (or such longer period as the sole underwriter or lead managing underwriter(s) may request in connection with the requirements of applicable NYSE or NASD rules). Each Holder agrees to enter into customary lock-up agreements with an underwriter consistent with the terms of the preceding sentence. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the managing underwriter(s) may exclude shares of the Registrable Securities from the registration and the underwriting, and the number of shares that will be included in the registration and the underwriting shall be allocated as set forth in Section 2.2, or, if the underwriting is not pursuant to Section 2.2, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. The defined term "Holder" shall be construed for purposes of this
Section 2.3(b) in the same manner as set forth in the last sentence of Section 2.2(b).

            (c) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions relating to shares sold by the Holders), including, without limitation all federal and "blue sky"

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registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Holders (selected by the Majority Holder(s)), and fees and disbursements of counsel for the Company, shall be borne by the Company. Each Holder participating in a registration pursuant to this Section
2.3 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering by the Holders.

            (d) Not Demand Registration. Registration pursuant to this Section
2.3 shall not be deemed to be a demand registration as described in Section 2.2, unless the participating Holders holding a majority of Registrable Securities being registered specifically elect otherwise in writing. Except as otherwise provided in this Agreement, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

            (e) Withdrawal Right. Notwithstanding any provision contained in this Section 2.3 to the contrary, the Company shall have the right to terminate or withdraw any registration statement initiated by it (other than in response to a Demand Notice under Section 2.2) prior to the effectiveness of such registration statement whether or not any Holder has elected to include his, her or its Registrable Securities in such registration statement.

            (f) Shelf Registrations. In the event the registration pursuant to this Section 2.3 is a Shelf Registration, the Holders requesting inclusion in such registration pursuant to Section 2.3(a) shall comply with the provisions of
Section 2.2(c).

      2.4 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

            (a) Registration Statement. Subject to the requirements of Section 2.2(e), prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to keep any such registration statement effective for so long as required by the Securities Act to complete the distribution.

            (b) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

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            (d) Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Majority Holder(s); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form (including indemnification provisions), with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading in the light of the circumstances then existing. In addition, the Company shall promptly notify each Holder and each underwriter, broker, dealer and placement agent participating in any offering or sale or other distribution of securities covered by such registration statement of the issuance or threatened issuance of any order suspending the registration or qualification of any Registrable Securities covered by such registration statement for disposition in any jurisdiction; use its commercially reasonable efforts to prevent the issuance of any such threatened order and, if any such order is issued, use its commercially reasonable efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Holder and each such underwriter, broker, dealer and placement agent of any lifting or withdrawal.

            (g) Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities or of any underwriter in connection herewith, on the date or dates requested by such Holder, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Majority Holder(s), addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Majority Holder(s), addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            (h) Road Shows. To the extent reasonably requested by the Majority Holder(s), cause the appropriate members of the management and employees of the Company to participate in meetings, diligence sessions, and road shows.

            (i) Maintenance of Listed Status. Following its Initial Public Offering, the Company shall use its best efforts to (i) cause all Registrable Securities to be listed on the securities exchange or automated quotation system on which the Company's Common Stock is initially listed; and (ii) to maintain its status as a listed company on such exchange or quotation system. In the event the Company should be de-listed from such exchange or quotation system, the Company shall use its best efforts to regain its status as a listed company on such exchange or quotation system as promptly as is reasonably possible.

            (j) Additional Actions. Take all other actions which are reasonably necessary or which may be reasonably requested by the Holders, or any underwriter, broker, dealer or placement agent participating in any offering or sale or other distribution of securities covered by such registration statement to effect the registration and qualification of the Registrable Securities covered by such registration statement and to facilitate the disposition thereof in accordance with the respective plans of distribution of the selling Holders.

      2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2 or 2.3 that the participating Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably requested by the Company or otherwise required to timely effect the registration of their Registrable Securities.

      2.6 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

            (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each participating Holder, the partners, officers and directors of each Holder, any underwriter (as determined in the Securities
Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (i) any untrue statement or alleged untrue statement of a
            material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                  (ii) the omission or alleged omission to state in the
            registration statement a material fact required to be stated in the registration statement, or necessary to make the statements in the registration statement not misleading, or

                  (iii) any violation or alleged violation by the Company of the
            Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling Person of any such Person.

            (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any Person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling Person, underwriter or other such Holder, partner or director, officer or controlling Person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder concerning such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, underwriter or other Holder, partner, officer, director or controlling Person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this subsection 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this
Section 2.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

            (c) Notice. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.6 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

            (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was timely furnished to the indemnified party, was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and the furnishing of such Final Prospectus as so required would have eliminated liabilities under the Securities Act or the Exchange Act.

            (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling Person in circumstances for which indemnification is provided under this Section 2.6; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person or entity who was not guilty of such fraudulent misrepresentation, and (C) in determining relative fault, due consideration shall be given to the source of any written information furnished by a Holder concerning such Holder expressly for use in connection with such registration

            (f) Survival. The obligations of the Company and Holders under this
Section 2.6 shall survive until the earlier of (i) the one year anniversary of the expiration of all applicable statutes of limitation or extensions of such statutes or (ii) the termination of First Reserve Fund IX, L.P.

      2.7 Rule 144 Reporting; S-3 Eligibility. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of "restricted securities" (used in this Agreement as defined in Rule 144 under the Securities
Act) to the public without registration, and to be eligible to use Form S-3, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Exchange Act;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

            (c) so long as any Holder owns any Restricted Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

      2.8 Impact of Merger. In the event the Company merges with or into another entity, the terms of this Section 2 shall apply to any equity received by the Holders in connection with the merger in exchange for the Common Stock or other Registrable Securities held by such Holders immediately prior to the consummation of the merger.

      2.9 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Sections 2.2 or 2.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section
2.2 or 2.3 if, in the reasonable opinion of counsel to the Company, addressed to such Holder, all such Registrable Securities held by such Holder could be sold under Rule 144 promulgated under the Act in a single transaction.

      3. TRANSFERS, ASSIGNMENT, AMENDMENT AND TERMINATION.

      3.1 Limitation on Transfers. Each Stockholder's right to directly or indirectly, sell, transfer, pledge or otherwise dispose of any economic, voting or other rights in or to any equity interest in shares of the capital stock of the Company now held or hereafter acquired (each, a "Transfer") shall be limited as provided in this Section 3.1. Each Employee Stockholder's right to Transfer Restricted Employee Shares (as defined in Section 4) shall be limited as provided in Section 4 (in addition to limitations set forth in this Section 3.1). Except for (a) Transfers in connection with any effective registration statement, (b) Transfers in accordance with the requirements of Rule 144 or its successor under the Securities Act, (c) Transfers by an individual for bona fide estate planning purposes with the consent of the Board of Directors of the Company, which shall not be unreasonably withheld, (d) Transfers by Employee Stockholders to the Company in accordance with Section 4 and (e) Transfers to the owners of a Stockholder's equity interests, who are not Affiliates of such Stockholder, receiving capital stock of the Company in connection with the liquidation of, or a distribution with respect to an equity interest in, such Stockholder, no Transfer shall be effective unless (i) the Transferee agrees to be bound by the terms and conditions of this Agreement, and any related agreements previously approved by the Board or the Stockholders in accordance with this Agreement, (ii) it complies in all respects with the applicable provisions of this Agreement, (iii) it complies in all respects with applicable federal and state securities laws, including the Securities Act, and (iv) it is made in compliance with all applicable Company policies and restrictions (including any trading "window periods" or other policies regulating insider trading).

      3.2 Assignment. Notwithstanding anything in this Agreement to the contrary:

            (a) Registration Rights. The registration rights of any Demand Right Holder under Section 2.2 of this Agreement may be assigned in connection with any Transfers of not less than 10% of the Registrable Securities Then Outstanding made by such Demand Right Holder; provided, however, that no Person may be assigned any of the foregoing rights unless (i) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned and (ii) any such assignee shall have agreed to be subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

            (b) Voting Rights. Except for assignments by any of the FRC Parties to another FRC Affiliate or by any of the AMCI Parties to an AMCI Affiliate, the rights under Section 1 are not assignable without the consent of each Board Group.

      3.3 Amendment of Rights; Termination.

            (a) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of Stockholders holding not less than a majority of the outstanding shares of Common Stock held by Stockholders. Notwithstanding the foregoing, (i) no provision of this Agreement may be amended or waived if a particular Stockholder (or discrete group of Stockholders) would be materially and disproportionately (vis a vis other Stockholders) prejudiced thereby, unless such stockholder (or a majority of shares of such group of Stockholders) consents in writing to such amendment or waiver and (ii) no amendment shall be made to Sections 1.1(a), 1.1(b), 1.1(f), 1.1(g), 1.1(h), 1.2, 1.3, 3.3(a) and 3.3(b), unless both the FRC
Parties and the AMCI Parties consent to the amendment. The consent of the FRC Parties or the AMCI Parties, as the case may be, required by clause (ii) of the preceding sentence shall not be required as to either of such Parties if the FRC Parties and their Affiliates, on the one hand, or the AMCI Parties and their Affiliates, on the other hand, no longer owns at least 5% of the outstanding shares of Common Stock or the if FRC Parties and the their Affiliates and the AMCI Parties and their Affiliates no longer hold 30% of the outstanding shares of Common Stock in the aggregate. Any amendment or waiver effected in accordance with this Section 3.3 shall be binding upon the Stockholders, each Holder, each permitted successor or assignee of such Stockholder or Holder and the Company; provided that the rights under Section 2 shall terminate only as set forth in
Section 2.

            (b) Termination. This Agreement may be terminated with the written consent of Stockholders holding not less than a majority of the outstanding shares of Common Stock held by Stockholders; provided that if such termination is in connection with any transaction which would have resulted in a Stockholder having rights under Sections 2.3 of the Agreement, such Stockholder, notwithstanding the termination, shall be entitled to exercise any rights provided to him, her or it under such Section(s).

4. RESTRICTED EMPLOYEE SHARES.

      4.1 General. Each Employee Stockholder agrees that (a) none of his Restricted Employee Shares may be sold, transferred, pledged, hypothecated or otherwise encumbered or disposed of until they have vested in accordance with this Section 4 and (b) any Restricted Employee Shares that are not vested in accordance with this Section 4 as of the time of termination of the Employee Stockholder's employment with the Company and all of its subsidiaries and Affiliates shall be forfeited to the Company immediately upon such termination.

      4.2 Vesting. (a) Restricted Employee Shares shall vest in accordance with the following vesting schedule (and therefore not be subject to forfeiture as specified in Section 4.1) if the Employee Stockholder continues to be employed by the Company (or a subsidiary or affiliate thereof) on the vesting date set forth below:

                                PERCENTAGE OF
                             RESTRICTED EMPLOYEE
  VESTING DATE                  SHARES VESTED
December 31, 2005                    50%
December 31, 2006                   100%

Any percentage of vested shares shall be applied to the number of Restricted Employee Shares initially held by an Employee Stockholder (as such number is equitably adjusted for any stock splits, stock dividends or similar transactions) and shall be applied by rounding up to the nearest whole share.

            (b) Notwithstanding the foregoing vesting schedule, (1) the percentage of Restricted Employee Shares that shall be deemed to be vested for an Employee Stockholder whose employment is either (i) terminated by the Company for a reason other than "Cause," (ii) terminated by the Employee Stockholder as result of his "Retirement," "Permanent Disability" or death, or (iii) terminated as a result of the voluntarily resignation of such Employee Stockholder within one year of the date an Employment Agreement with such Employee Stockholder expires shall be equal to such Employee Stockholder's "Vesting Percentage" and
(2) if a Change of Control occurs, then the percentage of Restricted Employee Shares vested shall be equal to 100%.

      4.3 Definitions. For purposes of this Section 4, the following definitions apply:

            (a) The term "Cause" shall mean "employer cause" as set forth in any Employment Agreement between the Employee Stockholder and the Company and/or its subsidiaries and Affiliates (an "Employment Agreement"), or in the absence of such an agreement, cause as defined by the Company's employment policies in effect at the time of termination. Termination of employment as a result of death shall not constitute Cause.

            (b) The term "Change of Control" shall mean (i) any merger, consolidation or business combination in which the stockholders of the Company immediately prior to the merger, consolidation or business combination do not own at least a majority of the outstanding equity interests of the surviving parent entity, (ii) the sale of all or substantially all of the Company's assets, (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) a majority of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act) (other than a group consisting of one or more of the Stockholders), (iv) the dissolution or liquidation of the Company,
(v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or (vi) any other event specified by the Board or a committee designated by the Board. Notwithstanding the forgoing, no transaction shall be considered to have effected a Change of Control if (i) a majority of the equity interests of the surviving parent entity is owned directly or indirectly by the AMCI Parties and/or by one or more private equity funds controlled by First Reserve Corporation or its Affiliates or (ii) entities controlled by the AMCI Parties and/or by one or more private equity funds controlled by First Reserve Corporation or its Affiliates have the right to appoint a majority of the board of directors of the surviving parent entity.

            (c) The term "Permanent Disability" shall mean shall mean Employee's physical or mental incapacity to perform his or her usual duties with such condition likely to remain continuously and permanently as determined by the Company.

            (d) The term "Retirement" shall mean either (a) the Employee Stockholder's retirement at or after normal retirement age (either voluntarily or pursuant to the Company's retirement policy) or (b) the voluntary termination of Employee Stockholder's employment by the Employee Stockholder in accordance with the Company's early retirement policy.

            (e) The term "Restricted Employee Shares" shall mean those shares of Common Stock issued by the Company to the Employee Stockholders that are denominated as such on Exhibit A to this Agreement.

            (f) The term "Vesting Percentage" shall mean a number expressed as percentage (not greater than 100%) determined by dividing (i) the number of months (rounded to the nearest whole number) from December 31, 2004 until the date of the Employee Stockholder's termination of employment with the Company and its subsidiaries and Affiliates, by (ii) 24. For example, if the date of termination occurs between March 16, 2006 and April 14, 2006, then the Vesting Percentage will be approximately 63% (15 full months from December 31, 2004 until the termination date, divided by 24).

      4.4 Section 83(b) Election. Each Employee Stockholder agrees that, within 30 days after the Effective Date, he will make an effective election with respect to his Restricted Employee Shares with the Internal Revenue Service under Section 83(b) of the Internal Revenue

Code of 1986, as amended, and the regulations promulgated thereunder, substantially in the form attached to this Agreement as Exhibit D.

      4.5 Rights as Stockholder. No Employee Stockholder shall have rights as a stockholder with respect to any Restricted Employee Shares until a stock certificate for the shares is issued in Employee Stockholder's name, except that any cash dividends paid on Restricted Employee Shares shall be paid to the Employee Stockholder and shall not be subject to forfeiture. The Company shall hold all stock certificates evidencing, in whole or in part, any Restricted Employee Shares that have not vested and, upon any forfeiture of Restricted Employee Shares pursuant to this Section 4, the Company may take appropriate action to cancel such stock certificate (and, if appropriate, reissue a stock certificate to Employee Stockholder evidencing only the vested shares). Once any such stock certificate is issued in Employee Stockholder's name, the Employee Stockholder shall be entitled to all rights associated with ownership of the Restricted Employee Shares, except that the Restricted Employee Shares will remain subject to the restrictions set forth in this Agreement and if any additional shares of Common Stock become issuable on the basis of such Restricted Employee Shares (e.g., a stock split or dividend), any such additional shares shall be subject to the same restrictions as the shares of Restricted Employee Shares to which they relate.

5. LEGEND.

            Each certificate representing shares of capital stock of the Company now or hereafter owned by a Stockholder shall be endorsed with the following legend:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDER AGREEMENT BY AND AMONG, THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF SHARES OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE

      OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

6. GENERAL PROVISIONS.

      6.1. Notices. Except as may be otherwise provided in this Agreement, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other parties as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

            If to the AMCI Parties:

            American Metals & Coal International, Inc.
            475 Steamboat Road, 2nd Floor
            Greenwich, CT  06830
            Attention: Hans J. Mende, President
            Facsimile No.:

            With a copy to:

            American Metals & Coal International, Inc.
            One Energy Place
            Latrobe, PA  15650
            Attention: Michael J. Walker, Executive Vice President Facsimile No.: (724) 537-5853

            and to:

            McGuire Woods LLP
            One James Center
            901 East Cary Street
            Richmond, Virginia 23219
            Attention: Leslie A. Grandis
            Facsimile No.: (804) 698-2069

            If to the FRC Parties:

            First Reserve Corporation
            One Lafayette Place
            Greenwich, CT 06830
            Attention: Alex T. Krueger
            Facsimile No.: (203) 661-6729

            With copies to:

            First Reserve Corporation
            One Lafayette Place
            Greenwich, CT 06830
            Attention: Thomas R. Denison
            Facsimile No.: (203) 661-6729

            If to the Company:

            Alpha Natural Resources, Inc.
            406 West Main Street
            Abingdon, Virginia  24210
            Attention:  President
            Facsimile No.:  (276) 386-3742

            With a copy to:

            Bartlit Beck Herman Palenchar & Scott LLP
            1899 Wynkoop Street, Suite 800
            Denver, Colorado  80202
            Attention:  James L. Palenchar, Esq.
            Facsimile No.: (303) 592-3140

            If to Madison:

            Madison Capital Funding LLC
            303 W. Madison St.  Suite 1200
            Chicago, IL 60606
            Attention: Thomas Klimmeck, Managing Director
            Facsimile No.:    (312) 596-6950

      To any of the Employee Stockholders:

            To their address of record on the books of the Company

      Each Person making a communication hereunder by facsimile shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 6.1 by giving the other parties written notice of the new address in the manner set forth above.

      6.2 Entire Agreement; Interpretation; Termination of Prior Agreements. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter of this Agreement (other than any additional restrictions on transfer and repurchase rights contained in subscription agreements, employment agreements or stock option agreements between the Company and the Employee Stockholders) and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter of this Agreement. Neither this Agreement nor the acquisition of Restricted Employee Shares creates any employment rights for any Stockholder and the Company shall have no liability for terminating any Stockholder's employment.

      6.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, excluding that body of law relating to conflict of laws and choice of law.

      6.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      6.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

      6.6 Successors and Assigns. Subject to the provisions of Section 3.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

      6.7 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

      6.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures to this Agreement shall be valid for all purposes.

      6.9 Voting to Effectuate Agreement. Each Stockholder agrees to vote his or its shares of capital stock consistent with the terms and conditions of this Agreement.

      6.10 Arbitration. Any controversy, dispute, or claim arising out of, in connection with, or in relation to, the interpretation, performance or breach of this Agreement, including, without limitation, the validity, scope, and enforceability of this section, shall be solely and finally settled by arbitration conducted in New York, New York, by and in accordance with the then existing rules for commercial arbitration of the American Arbitration Association, or any successor organization. Judgment upon any award rendered by the arbitrator(s) may be entered by the State or Federal Court having jurisdiction thereof. Any of the parties may demand arbitration by written notice to the other and to the American Arbitration Association ("Demand for Arbitration"). The parties intend that this agreement to arbitrate be the exclusive means to resolve disputes under this Agreement and that it be valid, enforceable and irrevocable.

      6.11 Jurisdiction. In the absence of an arbitration election pursuant to
Section 6.10, the parties hereby irrevocably submit and consent to the nonexclusive jurisdiction of the State and Federal Courts located in the State of New York with respect to any action or proceeding arising out of this Agreement or any matter arising therefrom or relating thereto. In any such action or proceeding, each Employee Stockholder waives personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to such Employee Stockholder at the address for such Employee Stockholder provided in this Agreement, service to be deemed complete seven (7) days after mailing, or as permitted under the rules of either of said Courts.

      6.12 Appointment of AMCI Representative. By the execution and delivery of this Agreement, (i) each of the AMCI Parties hereby irrevocably constitutes and appoints Hans J. Mende (the "AMCI Representative") as its true and lawful agent and attorney-in-fact with full power of substitution to act in the name, place and stead of the AMCI Parties to act on behalf of the AMCI Parties in any litigation or arbitration involving this Agreement, do or refrain from doing all such further acts and things, and execute all such documents as the AMCI Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement including, without limitation, the power:

            (a) to execute and deliver all notices under, waivers under, and amendments to this Agreement, ancillary agreements, certificates and documents that the AMCI Representative deems necessary or appropriate in connection with the performance of this Agreement and consummation of the transactions contemplated by this Agreement;

            (b) to receive funds, make payments of funds, and give receipts for funds;

            (c) to receive funds for the payment of expenses of the AMCI Parties and apply such funds in payment for such expenses;

            (d) to do or refrain from doing any further act or deed on behalf of the AMCI Parties that the AMCI Representative deems necessary or appropriate in its sole discretion relating to the subject matter of this Agreement as fully and completely as the AMCI Parties could do if personally present;

            (e) to execute for and on behalf of the AMCI Parties Statements on
Schedule 13D in accordance with Section 13 of the Exchange Act and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act;

            (f) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Schedule 13D or Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

            (g) to receive service of process in connection with any claims under this Agreement.

            The FRC Parties and any other Person may conclusively and absolutely rely, without inquiry, upon any action of the AMCI Representative in all matters referred to in this Agreement. All notices required to be made or delivered by the Company or the FRC Parties to the AMCI Parties shall be made to the AMCI Representative for the benefit of the AMCI Parties and shall discharge in full all notice requirements of the Company or the FRC Parties to the AMCI Parties with respect to any such matter.

      6.13 Appointment of the FRC Representative. By the execution and delivery of this Agreement, (i) each of the FRC Parties hereby irrevocably constitutes and appoints First Reserve Fund IX, (the "FRC Representative") as its true and lawful agent and attorney-in-fact with full power of substitution to act in the name, place and stead of the FRC Parties to act on behalf of the FRC Parties in any litigation or arbitration involving this Agreement, do or refrain from doing all such further acts and things, and execute all such documents as the FRC Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement including, without limitation, the power:

            (a) to execute and deliver all notices under, waivers under, and amendments to this Agreement, ancillary agreements, certificates and documents that the FRC Representative deems necessary or appropriate in connection with the performance of this Agreement and consummation of the transactions contemplated by this Agreement;

            (b) to receive funds, make payments of funds, and give receipts for funds;

            (c) to receive funds for the payment of expenses of the FRC Parties and apply such funds in payment for such expenses;

            (d) to do or refrain from doing any further act or deed on behalf of the FRC Parties that the FRC Representative deems necessary or appropriate in its sole discretion relating to the subject matter of this Agreement as fully and completely as the FRC Parties could do if personally present;

            (e) to execute for and on behalf of the FRC Parties Statements on
Schedule 13D in accordance with Section 13 of the Exchange Act and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act;

            (f) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Schedule 13D or Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

            (g) to receive service of process in connection with any claims under this Agreement.

      The AMCI Parties and any other Person may conclusively and absolutely rely, without inquiry, upon any action of the FRC Representative in all matters referred to in this Agreement. All notices required to be made or delivered by the Company or the AMCI Parties to the FRC Parties shall be made to the FRC Representative for the benefit of the FRC Parties and shall discharge in full all notice requirements of the Company or the AMCI Parties to the FRC Parties with respect to any such matter.

      6.14 Additional Securities Subject to Agreement. Each Stockholder agrees that any other shares of Common Stock or other shares of the Company's capital stock that it acquires after the Effective Date by means of a stock split, stock dividend, distribution, exercise of stock options or warrants shall be subject to the terms of this Agreement.

      6.15 Confidentiality.

            (a) Each Stockholder recognizes and acknowledges that the Company's trade secrets, proprietary information, and Confidential Information (as defined in Section 6.15(c) below), as they may exist from time to time, are valuable, special and unique assets of the Company's business. Except as otherwise required by law, each Stockholder agrees to hold as the Company's property, all memoranda, books, papers, letters, and other data, and all copies thereof and therefrom, in any way relating to the Company's business and affairs, whether made by such Stockholder or otherwise coming into such Stockholder's possession, and at the time such Stockholder ceases to be a Stockholder for any reason, to deliver the same to the Company.

            (b) Each Stockholder hereby agrees that such Stockholder will not at any time during the period such Stockholder is a Stockholder or thereafter disclose to any third party (other than in the ordinary course of business of the Company) or use for the benefit of such Stockholder or any third party any Confidential Information (as such term is defined in Section 6.16(c) below), except (i) as otherwise required by law, or (ii) as previously authorized by the Board in writing.

            (c) As used in this Agreement, "Confidential Information" shall mean information which is not generally known to the public in the form available to Stockholders and which was or is used, developed or obtained by the Company relating to the business of the Company, or research and development, including, but not limited to, all investor, client, portfolio company or customer lists, marketing strategies and techniques, trade secrets, engineering or other know-how or other information pertaining to the financial condition, business, research and development or prospects of the Company.

                            [SIGNATURE PAGE FOLLOWS.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                              ALPHA NATURAL RESOURCES, INC.

                              By:_________________________________
                              Name:
                              Title:

                              FIRST RESERVE FUND IX, L.P.

                              By: First Reserve GP IX, L.P. General Partner of ANR Fund IX Holdings, L.P.
                              By:  First Reserve GP IX, Inc.
                                   Its General Partner

                              By:_________________________________
                              Name:
                              Title:

                              ANR FUND IX HOLDINGS, L.P.

                              By: First Reserve GP IX, L.P. General Partner of ANR Fund IX Holdings, L.P.
                              By:  First Reserve GP IX, Inc.
                                   Its General Partner

                              By:_________________________________
                              Name:
                              Title:

                              VOLLOW RESOURCES LLC

                              By:_________________________________
                              Name: Hans J. Mende
                              Title: President

                              REDBANK, INC.

                              By:_________________________________
                              Name: Hans J. Mende
                              Title: President

                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

                              REI, INC.

                              By:_________________________________
                              Name: Hans J. Mende
                              Title: President

                              TILL RUN COAL COMPANY, INC.

                              By:_________________________________
                              Name: Hans J. Mende
                              Title: President

                              CREEKSIDE ENERGY DEVELOPMENT COMPANY

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              NEWHALL POCAHONTAS ENERGY, INC.

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              SCM, INC.

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              TANOMA ENERGY, INC.

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

                              MADISON MINING COMPANY LLC

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              LAUREL ENERGY, LP, BY
                              LAUREL MOUNTAIN MANAGEMENT, INC.,
                              ITS GENERAL PARTNER

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              LAUREL RESOURCES, LP, BY
                              LAUREL MOUNTAIN MANAGEMENT, INC.,
                              ITS GENERAL PARTNER

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              I-22 PROCESSING, INC.

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              DUNAMIS RESOURCES, INC.

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

                              RRD, INC.

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: President

                              BETA RESOURCES, LLC

                              By: ________________________________
                              Name: Hans J. Mende
                              Title: Manager

                              MADISON CAPITAL FUNDING LLC

                              By: ________________________________
                              Name: Thomas Klimmeck
                              Title: Managing Director

                              ____________________________________
                              Michael J. Quillen

                              ____________________________________
                              Stanley E. Bateman

                              ____________________________________
                              Michael D. Brown

                              ____________________________________
                              Kevin S. Crutchfield

                              ____________________________________
                              Leo Ellis Dusenbury, Jr.

                              ____________________________________
                              Marlin Willard Gohlke

                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

                              ____________________________________
                              Vaughn R. Groves

                              ____________________________________
                              D. Scott Kroh

                              ____________________________________
                              Eddie W. Neely

                              ____________________________________
                              David C. Stuebe

                     SIGNATURE PAGE TO STOCKHOLDER AGREEMENT

                                    EXHIBIT A
                            OUTSTANDING COMMON STOCK

                                    EXHIBIT B
                          CERTIFICATE OF INCORPORATION

                                    EXHIBIT C
                                     BYLAWS

                                    EXHIBIT D
                           CODE SECTION 83(b) ELECTION